UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): April 18, 2005

BankUnited Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-13921

FL	650377773
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

255 Alhambra Circle, Coral Gables, FL 33134

(Address of Principal Executive Offices, Including Zip Code)

305-569-2000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 18, 2005, BankUnited Financial Corporation issued a press release relating to its financial results for the second quarter of its 2005 fiscal year. A copy of the press release is attached as Exhibit 99.1.

The information included in the press release is deemed to be “furnished” under the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibit No.	Exhibit Title
	99.1	Press Release of BankUnited Financial Corporation dated April 18, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: April 18, 2005	By:	/s/ Humberto L. Lopez
Humberto L. Lopez
Senior Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release of BankUnited Financial Corporation dated April 18, 2005.